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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.4
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                            AMENDMENT AGREEMENT NO. 1

                                 BY AND BETWEEN

                        MERRILL LYNCH CREDIT CORPORATION

                                       AND

                          CENDANT MORTGAGE CORPORATION

                                   DATED AS OF

                                 JANUARY 2, 2001

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                            AMENDMENT AGREEMENT NO. 1

                  AMENDMENT AGREEMENT NO. 1, dated as of January 2, 2001 (this "Agreement"), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 ("MLCC"), and CENDANT MORTGAGE CORPORATION d/b/a PHH Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 ("Cendant").

                  WHEREAS, MLCC and Cendant are parties to a Servicing Rights Purchase and Sale Agreement, dated as of January 28, 2000 (the "Servicing Agreement"), a copy of which is attached hereto as Exhibit A;

                  WHEREAS, MLCC and Cendant are parties to a Portfolio Servicing Agreement, dated as of January 28, 2000 (the "Portfolio Agreement"), a copy of which is attached hereto as Exhibit B;

                  WHEREAS, MLCC and Cendant are parties to a Loan Sub-Servicing Agreement, dated as of January 28, 2000 (the "Sub-Servicing Agreement"), a copy of which is attached hereto as Exhibit C;

                  WHEREAS, MLCC and Cendant have entered into a Servicing Rights Purchase and Sale Agreement, a Trademark Use Agreement, an Origination Assistance Agreement and a Loan Purchase and Sale Agreement, each dated as of December 15, 2000 and each with an effective date as of the date hereof (collectively, the "New Agreements"); and

                  WHEREAS, each of MLCC and Cendant, having entered into the New Agreements, wishes to amend the Servicing Agreement, the Portfolio Agreement and the Sub-Servicing Agreement in order to properly reflect the current relationships between the parties;

                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Servicing Agreement. The Servicing Agreement is hereby amended as follows:

                  (a) Section 1.01. Section 1.01 of the Servicing Agreement is amended by:

                           i. Deleting the definition of "Additional Collateral" and replacing it with the following: "ADDITIONAL COLLATERAL means, with respect to any Mortgage 100 Loan or Parent Power Mortgage Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100 Pledge Agreement or the Parent Power Guaranty and Security Agreement for Securities Account."

                           ii. Deleting the definition of "Cendant Mortgage Loan" and replacing it with the following:
                                    "CENDANT MORTGAGE LOAN means a

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                                    Mortgage Loan originated by Purchaser
                                    pursuant to either (i) the 1997 Origination
                                    Agreement or (ii) the 2000 Origination
                                    Agreement."

                           iii. Adding the words "as amended from time to time in accordance with the terms thereof" to the end of the definition of "MLCC Portfolio Servicing Agreement."

                           iv. Deleting the definition of "Origination Agreement" and replacing it with the following: "ORIGINATION AGREEMENTS means the 1997 Origination Agreement and the 2000 Origination Agreement."

                           v. Adding the following definition: "1997 ORIGINATION AGREEMENT means the Mortgage Loan Purchase and Services Agreement dated as of September 24, 1997 between Seller and PHH Mortgage Services Corporation, as the same may be amended from time to time in accordance with the terms thereof."

                           vi. Adding the following definition: "2000 ORIGINATION AGREEMENT means the Origination Assistance Agreement dated as of December 15, 2000 between the Seller and the Purchaser, as the same may be amended from time to time in accordance with the terms thereof."

                           vii. Deleting the definition of "Permission Agreement" and replacing it with the following definition: "PERMISSION AGREEMENT means (i) from January 28, 2000 through January 1, 2001, the Permission Agreement dated as of January 28, 2000 between Seller and Purchaser and (ii) on and after January 2, 2001, the Trademark Use Agreement."

                           viii. Adding the following definition: "TRADEMARK USE AGREEMENT means the Trademark Use Agreement dated as of December 15, 2000, with an effective date as of January 2, 2001, between Seller and Purchaser."

                           ix.      Deleting the first sentence of the
                                    definition of "Quarterly Bulk Mortgage Loan" and replacing it with the following sentence: "QUARTERLY BULK MORTGAGE LOAN means (a) any Mortgage Loan purchased by Seller through its correspondent lending network, (b) on or prior to January 1, 2001, a construction loan that has been converted to a permanent Mortgage Loan, (c) on and after January 2, 2001, a construction loan that has been converted to a PrimeFirst(R) Mortgage Loan (as contemplated by the 2000 Origination Agreement), or (d) any other mortgage loan that the parties may mutually agree to designate."

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                           x.       Adding the following definition:
                                    "PRIMEFIRST(R) MORTGAGE LOAN means an
                                    adjustable rate loan offered by MLCC in
                                    which the monthly debt repayments thereunder for approximately the first 120 months of the term thereof are interest only."

                           xi. Replacing the word "Losses" each time it appears in clause (a) of the definition of "Recourse Obligation" with the word "losses."

                           xii. Adding the words "as amended from time to time in accordance with the terms thereof" to the end of the definition of "Securitized Loan Primary Servicing Agreement."

                           xiii. Replacing the words "permitted successors and assigns" in the definition of "Seller" with the words "successors and permitted assigns."

                           xiv.     Deleting the first sentence of the
                                    definition of "Subsequent Flow Mortgage
                                    Loans" and replacing it with the following sentence: "SUBSEQUENT FLOW MORTGAGE LOANS means Mortgage Loans originated after March 10, 2000; provided, however, that on and after January 2, 2001, 'Subsequent Flow Mortgage Loans' shall mean only PrimeFirst(R) Mortgage Loans originated pursuant to the 2000 Origination Agreement."

                           xv. Deleting the definition of "Transaction Agreements" and replacing it with the following definition: "TRANSACTION
                                    AGREEMENTS means this Agreement, the
                                    Permission Agreement, the MLCC Portfolio
                                    Servicing Agreement, the 2000 Origination
                                    Agreement, the Loan Purchase and Sale
                                    Agreement dated as of December 15, 2000
                                    between Purchaser and Seller, and the Equity
                                    Access(R) and Omega Subservicing Agreement dated as of January 2, 2001 between Purchaser and Seller; provided, however, that the term 'Transaction Agreements' shall not include any agreements which have been terminated in accordance with their respective terms."

                           xvi. Adding the following definition: "ACCOUNT NUMBER means an account number or similar form of access number relating to a Borrower's Mortgage Loan or other financial product or service with or from Seller other than any internal identifying number assigned by Purchaser to the Mortgage Loan."

                           xvii.    In the definition of "Applicable
                                    Requirements," (A) adding "collectively,
                                    (1)" between the words "reference" and
                                    "with" in the first line thereof, (B)
                                    replacing the first parenthetical in clause
                                    (b) with the following words "(including laws, statutes, rules, regulations, administrative interpretations and ordinances as well as any of the foregoing requirements applicable to Seller by virtue

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                                    of its state licenses, qualifications and
                                    exemptions and by virtue of its being a
                                    subsidiary of Merrill Lynch Bank USA)", (C) deleting the word "and" immediately prior to clause (f), and (D) adding the following to the end of such definition: "and (g) any applicable MLCC or Merrill Lynch Bank USA internal policies and procedures, as revised from time to time in accordance with the terms hereof, and (2) the Foreign Corrupt Practices Act of 1977, as amended."

                           xviii. Adding the following definition: "BORROWER INFORMATION means any personally identifiable information or records in any form (written, electronic, or otherwise) relating to a Borrower, including, but not limited to, a Borrower's name, address, telephone number, loan number, loan payment history, delinquency status, insurance carrier or payment information, tax amount or payment information; the fact that the Borrower has a relationship with Seller; and any other personally identifiable information."

                           xix. Adding the following definition: "LAW means any United States federal, state or local statute, law, ordinance, regulation, rule, code, order, requirement, judgment, decree, writ, injunction or rule of law (including common law)."

                           xx. Adding the following definitions: "MLCC DATA means any data, databases, reports and records relating to financial products from or services with MLCC, including, without limitation, Account Numbers, Borrower Information, and data derived therefrom."

                           xxi. Adding the following definitions: "MLCC SERVICES shall mean collectively, the Origination Services and Purchaser's obligations under the Servicing Rights."

                           xxii. Adding "(including the MLCC Data with respect thereto)" between the words "loan" and "other" in the second line of the definition of "Mortgage Loan."

                           xxiii.   Adding the following definition:
                                    "ORIGINATION SERVICES shall mean the loan origination services to be performed by Purchaser for and on behalf of Seller as detailed in the Origination Agreement."

                           xxiv. Adding the following definition: "PERSONNEL of a Party shall mean such Party, its employees, subcontractors, consultants, representatives and agents."

                           xxv. Adding the following definition: "SOFTWARE means the proprietary computer software programs, and related Software Documentation,

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                                    listed on Exhibits A, B and C of the
                                    Licensing Agreement, excluding any Third
                                    Party Software that may be embedded
                                    therein."

                           xxvi. Adding the following definition: "SOFTWARE DOCUMENTATION means, with respect to any Software, the operating instructions and user, installation, set-up, configuration, training and support manuals for the Software or any part thereof, whether prepared by Seller or any Third Party, in any form or medium whatsoever."

                           xxvii.   Adding the following definition:
                                    "TERMINATION ASSISTANCE PERIOD shall have the meaning set forth in Section 11.26."

                           xxviii.  Adding the following definition:
                                    "TERMINATION ASSISTANCE SERVICES shall have the meaning set forth in Section 11.23."

                           xxix. Adding the following definition: "THIRD PARTY SOFTWARE means any software or program and related Software Documentation incorporated into or used separately or in connection with the Software, that is owned by a Third Party and licensed to Seller."

                           xxx. Adding the following definition: "BORROWER means the borrower with respect to any Mortgage Loan."

                  (b) Section 2.01(a). The second sentence of Section 2.01(a) of the Servicing Agreement is amended by:

                           i. Replacing the word "For" at the beginning of such sentence with the words "With respect to."

                           ii. Inserting the word "such" between the words "all" and "Mortgage" in clause (i) of such sentence.

                  (c) Section 3.01(a). The second sentence of Section 3.01(a) of the Servicing Agreement is amended by replacing the last four words of such sentence ("any such Mortgage Loan") with the words "any Mortgage Loan described in the preceding clause (i)."

                  (d) Section 3.02(a). The second sentence of Section 3.02(a) of the Servicing Agreement is amended by deleting the word "Initial" in the first line thereof.

                  (e) Section 3.02(b). The first sentence of Section 3.02(b) of the Servicing Agreement is amended by deleting the word "Initial" in the fourth line thereof

                  (f) Section 4.01(e). Section 4.01(e) of the Servicing Agreement is amended by:

                           i. Deleting the last two sentences thereof in their entirety.

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                           ii.      The second sentence is amended by (A)
                                    replacing the words "Prospectively, in the event that either party to this Agreement believes, in good faith," with the words "The parties acknowledge," and (B) deleting the words ", then such party shall provide written notice to the other of the purported change in the Applicable Requirements."

                           iii. The third sentence is amended by replacing the words "Thereafter, the" with the word "The" and replacing the words "the purported" with the word "this."

                  (g) Section 4.03. Section 4.03 of the Servicing Agreement is amended by:

                           i. In paragraph (c), replacing the word "Losses" each time it appears with the word "losses."

                           ii. In paragraph (d), inserting the words "During the MLCC Interim Servicing Period," at the very beginning of such paragraph.

                           iii. In paragraph (e), inserting the words ", during the MLCC Interim Servicing Period," between the words "that" and "Seller" in the first line thereof.

                  (h) Section 4.06(b). Section 4.06(b) of the Servicing Agreement is amended by inserting "(i)" before the beginning of the first sentence thereof.

                  (i) Section 4.07. Section 4.07 of the Servicing Agreement is amended by inserting the words "(or Purchaser on behalf of Seller)" between the words "Seller" and "and" in the first line of the second paragraph thereof.

                  (j) Section 4.09(a). Section 4.09(a) of the Servicing Agreement is amended by inserting the word "such" (i) between the words "each" and "Transfer" in the second sentence thereof and (ii) between the words "each" and "applicable" in the third sentence thereof.

                  (k) Section 4.15. Section 4.15 of the Servicing Agreement is amended by:

                           i. In paragraph (a), replacing the words "except a" with "other than any" in the first parenthetical in the first sentence thereof.

                           ii. In paragraph (a), inserting the words "(other than any Cendant Mortgage Loan)" between the word "Loan" and "within" in the third sentence thereof.

                           iii. In paragraph (a), inserting the word "such" between the words "any" and "Mortgage" in the fifth sentence thereof.

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                           iv.      In paragraph (a), inserting the word "such"
                                    between the words "each" and "original" in the last sentence thereof.

                           v. In paragraph (c), inserting the words "(other than any Cendant Mortgage Loan)" between the words "Loan" and "Seller" in the first sentence thereof.

                           vi. Adding at the end of such section the following text as subparagraph (g): "(g) For the avoidance of doubt, the parties hereto acknowledge and agree (i) that any obligations set forth in this Section 4.15 shall not apply with respect to any Mortgage Loan which is also a Cendant Mortgage Loan and (ii) that the payment holdback provisions of subparagraph (f) of this
                                    Section 4.15 shall not apply with respect to any Cendant Mortgage Loan."

                  (l) New Sections 4.36 - 4.40. The Servicing Agreement is amended by adding the following new sections, to be numbered 4.36 through 4.40:

Section 4.36 Work Policy. Personnel of either Party working on the premises of the other Party (excluding in the case of Purchaser, premises of Seller leased to Purchaser), and all other Personnel required by Law or government rules or regulations, shall comply with the safety, security and other regulations of the other Party generally applicable to its outside contractors and Personnel particular to each work location, including, where applicable, internal security department fingerprinting, photographing and screening processes. Personnel of a Party, when deemed appropriate by the other Party, will be issued visitor identification cards. Each such card will be surrendered by upon demand by the other Party or upon termination of this Agreement or completion of the relevant MLCC Services. Unless otherwise agreed by the Parties, Personnel of each Party will observe the working hours, working rules, and holiday schedules of the other Party while working on the other Party's premises (excluding in the case of Purchaser, premises of Seller leased to Purchaser). Each Party shall advise the other Party immediately in the event that any Personnel with security access to any premises of the other Party (i) is no longer assigned to perform MLCC Services, or (ii) is no longer employed by such Party.

Section 4.37 Use of Hardware and Software. In the event that Purchaser shall be performing MLCC Services on behalf of Seller and any third party utilizing common hardware and/or Software, Seller shall have the right, on reasonable notice to Purchaser and at Seller's sole cost and expense, to audit such hardware and Software to ensure segregation of MLCC Data from third party data adequate to prevent unauthorized disclosure of MLCC Data to third parties, and to ensure the security of MLCC Data in accordance with normal industry practices, provided that such audit shall not disrupt Purchaser's ability to perform the MLCC Services.

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Section 4.38. Technical Architecture Standards. On notice thereof, Purchaser shall comply with all reasonable Seller information management technical architecture standards related to interfacing with Seller systems, as identified and amended by Seller from time to time.

Section 4.39. Compliance with Policies. Purchaser shall, upon notice thereof by Seller, comply with all of Seller's commercially reasonable policies and procedures regarding security and safeguarding of MLCC Data.

Section 4.40. Continuation of MLCC Services. Purchaser acknowledges that the provision of MLCC Services is critical to the business and operations of Seller. In the event of a fee dispute between Seller and Purchaser pursuant to which either Party in good faith believes it is entitled to withhold payment of the disputed amount or for which either Party in good faith believes payment is due, each Party shall continue to perform its obligations under the Ancillary Agreements, including continuing to pay undisputed amounts. Neither Party shall not under any circumstances suspend or disrupt, or seek any injunctive or other equitable relief for the purpose of suspending or disrupting, directly or indirectly, provision of the services to the other Party under the Ancillary Agreements or the normal business operations of the other Party.

                  (m) New Article IV-A. The Servicing Agreement is amended by adding the following text as new Article IV-A, to be labeled "Mutual Representations:"

                  "Each Party hereby represents and warrants to the other Party as follows:

Section 4A.01. Kickbacks. No employee, agent or representative of the other Party has been offered, shall be offered, has received, or shall receive, directly or indirectly, from such Party, any gratuities, merchandise, cash, services benefit, fee, commission, dividend, gift, or other inducements or consideration of any kind in connection with this Agreement.

Section 4A.02. Government Officials. No person employed by such Party in connection with the performance of its obligations under this Agreement is an official of the government of any foreign country, or of any agency thereof, and no part of any moneys or consideration paid to such Party hereunder shall accrue for the benefit of any such official.

Section 4A.03. No Relation. No individual who will receive specific compensation from such Party as a result of the execution of this Agreement is related to any public official or official of any issuer of municipal securities. For purposes of this Section, the term "official of an issuer of municipal securities" means any person who is an incumbent, candidate or successful candidate (a) for elective office of any issuer which office is directly or indirectly responsible for, or can influence the outcome of, the hiring of a broker, dealer or municipal securities dealer for municipal securities business by such issuer, or
(b) for any elective office of a state or of any political subdivision, which office has authority to appoint any official(s) of such issuer. The term "related" applies when a person is related by blood or marriage."

                  (n) Section 5.09(d)(iii). Section 5.09(d)(iii) of the Servicing Agreement is amended by inserting the words "(other than Purchaser)" between the words "Originator" and "or" in the second sentence thereof.

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                  (o)      Section 5.09(h). Section 5.09(h) of the Servicing
         Agreement is amended by:

                           i. Inserting the words "(if not the Purchaser)" between the words "Originator" and "and" in the first sentence thereof.

                           ii. Inserting the words "(other than Purchaser)" between the words "Originator" and "was" in the last sentence thereof.

                  (p) Section 5.09(n). Section 5.09(n) of the Servicing Agreement is amended by inserting the words "(other than Purchaser)" between the words "Originator" and "and/or" in the first sentence thereof.

                  (q) Section 5.09(t). Section 5.09(t) of the Servicing Agreement is amended by deleting the words "None of the Mortgage Loans are subject to bi-weekly payment plans, and the" in second to last sentence of such section and inserting the word "The" in lieu thereof.

                  (r) Section 5.09(y). Section 5.09(y) of the Servicing agreement is amended by inserting the words "(other than Purchaser)" between the words "Originator" and "or" in the fourth line of the first sentence thereof.

                  (s) Section 5.09(gg). Section 5.09(gg) of the Servicing Agreement is amended by inserting the words "which is not a Cendant Mortgage Loan" between the words "Loan" and "Seller" in the first line thereof.

                  (t) Section 5.17. Section 5.17 of the Servicing Agreement is amended by inserting the words "(unless the Purchaser was the Originator)" between the words "Originators" and "or" in the third line thereof.

                  (u) Section 5.18. Section 5.18 of the Servicing Agreement is amended by deleting the text of such section and replacing it with the following: "Notwithstanding anything to the contrary contained in this Agreement, no representation or warranty is made by the Seller at any time with respect to any Cendant Mortgage Loan to the extent such representation or warranty relates to any act or omission of Purchaser in connection with the origination of such Cendant Mortgage Loan."

                  (v)      [Reserved.]

                  (w) Section 8.06. Section 8.06 of the Servicing Agreement is amended by inserting the following after the last word in such section: "and except as set forth in Section 5.18."

                  (x) Section 9A.01. Section 9A.01(d) of the Servicing Agreement is amended by (i) deleting the words "grounds for Seller, in its sole discretion, to terminate (i) this Agreement pursuant to
         Section 11.23(vii) and (ii) any other Transaction Agreement(s)" and inserting the words "a Service Deficiency for purposes of Section 11.25" in lieu thereof and (ii) deleting the last sentence of paragraph
         (f) in its entirety.

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                  (y)      Section 10.01(f). Section 10.01(f) of the Servicing
         Agreement is amended by adding the words "(other than with respect to any Cendant Mortgage Loan)" between the words "Note" and "to."

                  (z) Section 10.02(a)(ii). Section 10.02(a)(ii) of the Servicing Agreement is amended by inserting the words "(other than Purchaser)" between the words "Originator" and "or" in the third line of the first sentence thereof.

                  (aa) Section 11.02(a). Section 11.02(a) of the Servicing Agreement is amended by adding the words "(including outside accountants)" between the words "accountants" and "and" in clause (ii) of the first sentence thereof.

                  (bb) Section 11.05. Section 11.05 of the Servicing Agreement is amended by:

                           i. Deleting the first sentence thereof and replacing it with the following: "Without Seller's prior written consent, which consent may be withheld by Seller in its sole discretion, neither Purchaser nor any Affiliate of Purchaser shall solicit any Mortgagor, or cause any Mortgagor to be solicited, for subordinate financing of any Mortgage Loan (other than subordinate financing arranged under the Equity Access program) or any product or service whatsoever, including, without limitation, any investment or financial services or products, insurance products or services and brokerage account services."

                           ii. Inserting the word "respective" between the words "their" and "Affiliates" in each of clauses (i) and (ii) of the last sentence of such section.

                  (cc) Section 11.15. Section 11.15 of the Servicing Agreement is amended by deleting the text in such section and inserting the following: "This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York State court or any federal court sitting in the County of New York. The parties hereto expressly consent and agree to the exclusive jurisdiction of any such court or venue therein."

                  (dd) Section 11.22. Section 11.22 of the Servicing Agreement is amended by deleting the text contained in such section and inserting the following: "This Agreement shall automatically expire and terminate upon the earlier of (i) December 31, 2010 and (ii) the date upon which the 2000 Origination Agreement is terminated in accordance with the terms thereof. If the 2000 Origination Agreement shall have been extended for an extension term, this Agreement shall be automatically extended for the same extension term without any action by the parties hereto."

                  (ee) Section 11.23. Section 11.23 of the Servicing Agreement is amended by:

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                           i.       Deleting the text contained in each of
                                    clauses (ii), (iv), (v) and (vi) in the
                                    first sentence of such section, and in each such clause, inserting the words "intentionally omitted" in lieu thereof.

                           ii. Adding the following text at the end thereof: "Without limitation of the foregoing, if (A) a PHH Competitor Change of Control (as defined in the 2000 Origination Agreement) shall have occurred, then at any time after Seller shall have received notice of such PHH Competitor Change of Control, Seller may, by giving written notice thereof to Purchaser, terminate this Agreement as of a future date specified in such notice of termination; or (B) a PHH Change of Control (as defined in the 2000 Origination Agreement) (other than a PHH Competitor Change of Control) shall have occurred, then at any time within 30 days after the two year anniversary of such PHH Change of Control, Seller may, by giving written notice thereof to Purchaser, terminate this Agreement as of a future date specified in such notice of termination."

                  (ff) Section 11.24. Section 11.24 of the Servicing Agreement is amended by deleting the text contained in such section in its entirety and inserting the following in lieu thereof: "In the event of a default (that remains uncured after the expiration of the applicable cure period, if any) under any of (i) the Origination Assistance Agreement, (ii) the Loan Purchase and Sale Agreement, (iii) the Trademark Use Agreement, and/or (iv) the MLCC Portfolio Servicing Agreement, the non-defaulting party may, at its option, terminate this Agreement."

                  (gg) Section 11.25. Section 11.25 of the Servicing Agreement is amended by:

                           i. Deleting the words "terminate this Agreement and any or all other Transaction Agreements" at the end of paragraph (b) and inserting "require Purchaser to solicit bids for a subservicer as provided in paragraph (d) below" in lieu thereof.

                           ii. Deleting the words "terminate this Agreement as provided for in Section 11.25(b)" in the first line of paragraph (c) and inserting "solicit bids for a subservicer as provided in paragraph (d) below" and deleting the words "and termination" in the last sentence of such paragraph."

                           iii.     Adding the following text as new paragraph
                                    (d):

" (d) In the event that Seller shall have the right to require Purchaser to solicit bids for a Subservicer as provided in (b) above, then Purchaser, upon Seller's written demand, shall proceed as follows:

                           (i) Purchaser shall prepare a request for proposal
("RFP") for a Subservicer to assume Purchaser's obligations relating to the Servicing Rights. Purchaser shall submit such RFP to Seller for review within thirty (30) days of Seller's written demand that Purchaser solicit bids for a Subservicer. Purchaser shall incorporate Seller's reasonably requested revisions to such RFP within ten (10) days of Purchaser's receipt of Seller's requested revisions.

                           (ii) Purchaser shall submit the final RFP to no less
than three (3) residential Mortgage Loan servicers reasonably chosen by Seller.

                           (iii) Purchaser shall select the bid requested by
Seller.

                           (iv) Purchaser shall pay the costs of the entity
chosen by Seller as the Subservicer to assume Purchaser's obligations relating to the Servicing Rights. If, however, the bid selected by Seller is the highest bid and such bid exceeds the second highest bid by 10%, then Seller shall be responsible for the difference between the selected bid and 110% of the second highest bid."

                           iv.      Relabeling current paragraph (d) as
                                    paragraph (e) and deleting the words "and the other Transaction Agreements" in such paragraph.

                  (hh) New Section 11.27. The Servicing Agreement is hereby amended by adding the following new Section 11.27:

"Section 11.27 Termination Assistance. (a) Upon expiration or termination of all or part of the MLCC Services for any reason, Purchaser shall for a period of one
(1) year (the "Termination Assistance Period"), upon Seller's request and at Seller's expense, continue to provide the MLCC Services that were provided prior thereto ("Termination Assistance Services"). In providing Termination Assistance Services, Purchaser shall provide such reasonable cooperation and technical assistance to Seller, or to a third-party service provider designated by Seller, as required to facilitate the transfer of the affected MLCC Services to Seller or such third-party service provider. The rights of Seller under this Section shall be without prejudice to the Parties' rights to pursue legal remedies for breach of this Agreement, either for breaches prior to termination or during the period this Agreement is continued in force post-termination. Termination Assistance Services shall be provided for the same fees as prior to termination, and Purchaser shall use commercially reasonable efforts to perform the MLCC Services at the same service levels as prior to termination. MLCC hereby agrees to continue to provide the services or meet its obligations contemplated to be provided by it under this Agreement during the Termination Assistance Period in order to assist Purchaser in complying with this Section 11.26(a).

(b) If and to the extent requested by Seller, whether prior to, upon, or following any termination of this Agreement, Purchaser shall reasonably assist Seller in developing a plan which shall specify the tasks to be performed by the Parties in connection with the Termination Assistance Services and the schedule for the performance of such tasks. The transition plan shall include descriptions of the MLCC Services, service levels, fees, documentation and access requirements that will promote an orderly transition of the MLCC Services.

(c) For a period of six (6) months following the Termination Assistance Period, Purchaser shall: (i) answer all reasonable and pertinent verbal or written questions from Seller regarding the MLCC Services on an "as needed" basis; and (ii) deliver to Seller any remaining Seller-owned reports and documentation still in Purchaser's possession."

                  (ii) The Servicing Agreement is amended by replacing, throughout the entire agreement, any reference to "the Origination Agreement" or any other similar reference to "Origination Agreement" that connotes the singular form of such definition, with "any Origination Agreement" or "the Origination Agreements" or "the applicable Origination Agreement" or any other similar reference that connotes the plural form of such definition, as the context may require.

                  SECTION 2. Amendments to the Portfolio Agreement. The Portfolio Agreement is hereby amended as follows:

                  (a) Section 1.01. Section 1.01 of the Portfolio Agreement is amended by:

                           i. Deleting the definition of "Additional Collateral" and replacing it with the following: "ADDITIONAL COLLATERAL means with respect to any Mortgage 100 Loan or and Parent Power Mortgage Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100 Pledge Agreement or the Parent Power Guaranty and Security Agreement for Securities Account."

                           ii. Deleting the definition of "Cendant Mortgage Loan" and replacing it with the following:
                                    "CENDANT MORTGAGE LOAN means a Mortgage Loan originated by Purchaser pursuant to either
                                    (i) the 1997 Origination Agreement or (ii) the 2000 Origination Agreement."

                           iii. In the definition of "Mortgage Loan," inserting the words "(or any Person on behalf of Owner)" between the words "Owner" and "originates" in the third line thereof.

                           iv.      In the definition of "Mortgage Loan
                                    Schedule," inserting the words "(or any
                                    Person on behalf of Owner)" between the
                                    words "Owner" and "originates" in the fourth line thereof.

                           v. Deleting the definition of "Origination Agreement" and replacing it with the following: "ORIGINATION AGREEMENTS means the 1997 Origination Agreement and the 2000 Origination Agreement."

                           vi. Adding the following definition: "1997 ORIGINATION AGREEMENT means the Mortgage Loan Purchase and Services Agreement dated as of September 24, 1997 between Seller and PHH Mortgage Services Corporation, as the same may be amended from time to time in accordance with the terms thereof."

                           vii. Adding the following definition: "2000 ORIGINATION AGREEMENT means the Origination Assistance Agreement dated as of December 15, 2000 between the Seller and the Purchaser, as the same may be amended from time to time in accordance with the terms thereof."

                           viii. Deleting the definition of "Permission Agreement" and replacing it with the following definition: "PERMISSION AGREEMENT means (i) from January 28, 2000 through January 1, 2001, the Permission Agreement dated as of January 28, 2000 between Seller and Purchaser and (ii) on and after January 2, 2001, the Trademark Use Agreement."

                           ix. Adding the following definition: "TRADEMARK USE AGREEMENT means the Trademark Use Agreement dated as of December 15, 2000 between Seller and Purchaser."

                           x. Deleting the definition of "Purchase and Sale Agreement" and replacing it with the following definition: "PURCHASE AND SALE AGREEMENTS means the First Purchase and Sale Agreement and the Second Purchase and Sale Agreement."

                           xi. Adding the following definition: "FIRST PURCHASE AND SALE AGREEMENT means the Servicing Rights Purchase and Sale Agreement dated as of January 28, 2000, between the Owner, as seller, and the Company, as purchaser."

                           xii. Adding the following definition: "SECOND PURCHASE AND SALE AGREEMENT means the Servicing Rights Purchase and Sale Agreement dated as of December 15, 2000, between the Owner, as seller, and the Company, as purchaser."

                           xiii. Adding the words "as amended from time to time in accordance with the terms thereof" to the end of the definition of "SECURITIZED LOAN PRIMARY SERVICING AGREEMENT."

                           xiv. Adding the words "as amended from time to time in accordance with the terms thereof" to the end of the definition of "SUBSERVICING AGREEMENT."

                           xv. Deleting the definition of "Transaction Agreements" and replacing it with the following definition: "TRANSACTION
                                    AGREEMENTS means this Agreement, the
                                    Permission Agreement, the First Purchase and
                                    Sale Agreement, the 2000 Origination
                                    Agreement, the Loan Purchase and Sale
                                    Agreement dated as of December 15, 2000
                                    between Purchaser and Seller, and the Equity
                                    Access(R) and Omega Subservicing Agreement dated as of January 2, 2001 between

                                    Purchaser and Seller; provided, however, that the term "Transaction Agreements" shall not include any agreements which have been terminated in accordance with their respective terms."

                           xvi.     In the definition of "Applicable
                                    Requirements," (A) adding "collectively,
                                    (1)" between the words "reference" and
                                    "with" in the first line thereof, (B)
                                    replacing the first parenthetical in clause
                                    (b) with the following words "(including laws, statutes, rules, regulations, administrative interpretations and ordinances as well as any of the foregoing requirements applicable to Company by virtue of its state licenses, qualifications and exemptions and by virtue of its being a subsidiary of Merrill Lynch Bank USA)", (C) deleting the word "and" immediately prior to clause (f), and (D) adding the following to the end of such definition: "and (g) any applicable MLCC or Merrill Lynch Bank USA internal policies and procedures, as revised from time to time in accordance with the terms hereof, and (2) the Foreign Corrupt Practices Act of 1977, as amended."

                  (b) Section 2.01(i). Section 2.01(i) of the Portfolio Agreement is amended by adding the following sentence at the end of such paragraph: "Notwithstanding the foregoing, the Company acknowledges and agrees that the Owner maintains agreements with document custodians selected by it from time to time, pursuant to which such custodians maintain Mortgage Loan files on behalf of the Owner. The Company agrees to cooperate with such custodians and request from such custodians the documents and Mortgage Files required by the Company which are maintained by such custodians (with a copy of such request sent to the Owner).

                  (c) Section 2.04(a). Section 2.04(a) of the Portfolio Agreement is amended by adding the words "(including outside accountants)" between the words "accountants" and "supervisory" in the first line thereof.

                  (d)      [Reserved.]

                  (e) Section 5.02(a)(i). Section 5.02(a)(i) of the Portfolio Agreement is amended by inserting the words "any custodian that maintains documents or Mortgage Files on behalf of the Owner," between the words "Owner," and "any" in the first line thereof.

                  (f) Section 5.02(a)(ii). Section 5.02(a)(ii) of the Portfolio Agreement is amended by inserting after the end of the first sentence the following words: "The Company shall, as the Owner may request, either (A) enter into such agreements with the Owner, in which case the Owner's rights and obligations thereunder shall be freely assignable and delegable to the Subsequent Purchaser without any further action or consent by the Company, or (B) enter into such agreement directly with the Subsequent Purchaser."

                  (g) Section 5.02(a)(iii). Section 5.02(a)(iii) of the Portfolio Agreement is amended by inserting the words "for the benefit of the Subsequent Purchaser" after the words "Purchase and Sale Agreement" in the second line thereof.

                  (h) Section 5.02(a). Section 5.02(a) of the Portfolio Agreement is amended by replacing the period at the end of subclause
         (vii) with a semicolon and adding the word "and" after such inserted semicolon.

                  (i) Section 8.01. Section 8.01 of the Portfolio Agreement is amended by:

                           i. Deleting the first sentence thereof and replacing it with the following: "Without Owner's prior written consent, which consent may be withheld by Owner in its sole discretion, neither Company nor any Affiliate of Company shall solicit any Mortgagor, or cause any Mortgagor to be solicited, for subordinate financing of any Mortgage Loan (other than subordinate financing arranged under the Equity Access program) or any product or service whatsoever, including, without limitation, any investment or financial services or products, insurance products or services and brokerage account services."

                           ii. Inserting the word "respective" between the words "their" and "Affiliates" in each of clauses (i) and (ii) of the last sentence of such section.

                  (j) Section 10.01. Section 10.01 of the Portfolio Agreement is amended by deleting the text contained in clause (b) at the end of the first paragraph of such section and inserting in lieu thereof the words "as to the First Purchase and Sale Agreement, such agreement may be terminated as to the Subsequent Flow Mortgage Loans and the Quarterly Bulk Mortgage Loans, as more particularly defined therein."

                  (k) Section 10.02(b). Section 10.02(b) of the Portfolio Agreement is amended by deleting the words "any or all other Transaction Agreements" at the end of such section, and inserting the following in lieu thereof: "the First Purchase and Sale Agreement as to the Subsequent Flow Mortgage Loans and the Quarterly Bulk Mortgage Loans, as more particularly defined therein."

                  (l) Section 10.02(d). Section 10.02(d) of the Portfolio Agreement is amended by deleting the words "and the other Transaction Agreements."

                  (m) Section 15.02(a). Section 15.02(a) of the Portfolio Agreement is amended by adding the words "(including outside accountants)" between the words "accountants" and "and" in the second line thereof.

                  (n) Section 15.13. Section 15.13 of the Portfolio Agreement is amended by deleting the text of such section in its entirety and replacing it with the following: "This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York State court or any federal court sitting in the County of New York. The parties hereto expressly consent and agree to the exclusive jurisdiction of any such court or venue therein."

                  (o) The Portfolio Agreement is amended by replacing, throughout the entire agreement, any reference to "the Origination Agreement" or any other similar reference to "Origination Agreement" that connotes the singular form of such definition, with "any Origination Agreement" or "the Origination Agreements" or "the applicable Origination Agreement" or any other similar reference that connotes the plural form of such definition, as the context may require.

                  (p) The Portfolio Agreement is amended by replacing, throughout the entire agreement (except as set forth in Section 2(j) above), any reference to "the Purchase and Sale Agreement" or any other similar reference to "Purchase and Sale Agreement" that connotes the singular form of such definition, with "any Purchase and Sale Agreement" or "the Purchase and Sale Agreements" or "the applicable Purchase and Sale Agreement" or any other similar reference that connotes the plural form of such definition, as the context may require.

                  SECTION 3. Amendments to the Sub-Servicing Agreement. The Sub-Servicing Agreement is hereby amended as follows:

                  (a) Section 7.01. Section 7.01 of the Sub-Servicing Agreement is amended by:

                           i. Deleting the first sentence thereof and replacing it with the following: "Without Servicer's prior written consent, which consent may be withheld by Servicer in its sole discretion, neither Subservicer nor any Affiliate of Subservicer shall solicit any Mortgagor, or cause any Mortgagor to be solicited, for subordinate financing of any Mortgage Loan (other than subordinate financing arranged under the Equity Access program) or any product or service whatsoever, including, without limitation, any investment or financial services or products, insurance products or services and brokerage account services."

                           ii. Inserting the word "respective" between the words "their" and "Affiliates" in each of clauses (i) and (ii) of the last sentence of such section.

                  (b) Section 14.01. Section 14.01 of the Sub-Servicing Agreement is amended by (i) deleting the text "any other Transaction Agreement. (As" contained in the first sentence of such section and inserting in lieu thereof the word "as" and (ii) deleting the ")" at the end of the first sentence, as such first sentence has been amended by clause (i) of this Section 3(b).

                  (c) Section 14.02(b). Section 14.02(b) of the Sub-Servicing Agreement is amended by deleting the words "any or all other Transaction Agreements" at the end of such section, and inserting the following in lieu thereof: "the First Purchase and Sale Agreement as to the Subsequent Flow Mortgage Loans and the Quarterly Bulk Mortgage Loans, as more particularly defined therein."

                  (d) Section 14.02(d). Section 14.02(d) of the Sub-Servicing Agreement is amended by deleting the words "and the other Transaction Agreements."

                  (e) Section 17.14. Section 17.14 of the Sub-Servicing Agreement is amended by deleting the text of such section in its entirety and replacing it with the following: "This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York State court or any federal court sitting in the County of New York. The parties hereto expressly consent and agree to the exclusive jurisdiction of any such court or venue therein."

                  (f) Section 1.01. Section 1.01 of the Sub-Servicing Agreement is amended by making the following changes in the definition of "Applicable Requirements": (A) adding "collectively, (1)" between the words "reference" and "with" in the first line thereof, (B) replacing the first parenthetical in clause (b) with the following words "(including laws, statutes, rules, regulations, administrative interpretations and ordinances as well as any of the foregoing requirements applicable to Servicer by virtue of its state licenses, qualifications and exemptions and by virtue of its being a subsidiary of Merrill Lynch Bank USA)", (C) deleting the word "and" immediately prior to clause (f), and (D) adding the following to the end of such definition: "and (g) any applicable MLCC or Merrill Lynch Bank USA internal policies and procedures, as revised from time to time in accordance with the terms hereof, and (2) the Foreign Corrupt Practices Act of 1977, as amended."

                  SECTION 4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York State court or any federal court sitting in the County of New York. The parties hereto expressly consent and agree to the exclusive jurisdiction of any such court or venue therein.

                  SECTION 5. Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any Terminated Agreement.

                  SECTION 6. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 8. Miscellaneous. This Agreement may be modified or amended only be a writing signed by the parties hereto. This Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 9. Fees and Expenses. All costs and expenses incurred in connection with this Agreement, the termination of the Terminated Agreements or the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses.

                  SECTION 10. Ratification. Except as amended hereby, the Servicing Agreement and the Portfolio Agreement shall remain unmodified and in full force and effect, and are hereby ratified and confirmed.

                  SECTION 11. Benefit and Binding Effect. The terms of this Agreement shall be effective as of the date hereof, upon signature of counterparts by all parties, and shall be binding upon and inure to the benefit of MLCC and Cendant and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                       MERRILL LYNCH CREDIT CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CENDANT MORTGAGE CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title: